EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Western Liberty Bancorp (the “Company”) for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, William E. Martin, Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William E. Martin
William E. Martin
Chief Executive Officer
(Principal Executive Officer)

Date: August 14, 2012